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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) August 15, 1996
                                                 -------------------------------

                            CENTOCOR, INC.
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             (Exact name of registrant as specified in its charter)

    Pennsylvania                     0-11103                    23-2117202
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(State or other juris-           (Commission file              (IRS Employer
diction of incorporation)            number)                 Identification No.)

 200 Great Valley Parkway, Malvern, Pennsylvania                     19355
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code (610) 651-6000
                                                   -----------------------------

                       Not applicable
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         (Former name or former address, if changed since last report)
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Item 5.  Other Events.
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     On August 15, 1996, the Registrant entered into an agreement (the
"Agreement") with Fujisawa Pharmaceutical Co., Ltd. ("Fujisawa"), appointing Fujisawa as the exclusive distributor of the Registrant's antiplatelet monoclonal antibody product, ReoPro(TM), in Japan. As compensation for its appointment as exclusive distributor, Fujisawa shall make a nonrefundable $15 million payment to the Registrant, and may make future milestone payments aggregating $12 million.

     The Registrant and Fujisawa will co-develop ReoPro(TM) in Japan and jointly file for Japanese product approval. Fujisawa shall bear all external costs associated with the clinical development of ReoPro(TM) in Japan.
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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CENTOCOR, INC.
                                           Registrant



Dated:  August 16, 1996                    By: /s/ George D. Hobbs
                                               --------------------------------
                                               George D. Hobbs, Vice President,
                                                 Corporate Counsel and
                                                 Secretary